UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Prism Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2022 – June 30, 2022

Item 1. Reports to Stockholders.

(a) The Report to Stockholders is attached herewith.

Semi-Annual Report	June 30, 2022

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of our shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available at www.yieldstreetprismfund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically through the Yieldstreet Investment Portal.

You may elect to receive all future reports in paper free of charge. You can inform the YieldStreet Prism Fund Inc. (the “Fund”) that you wish to continue receiving paper copies of your stockholder reports by emailing us at investments@yieldstreetprismfund.com.

Table of Contents

Shareholder Letter	1
Fund Overview	4
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Notes to Financial Statements	16
Additional Information	37
Privacy Policy	38
Distribution Reinvestment Policy	39

YieldStreet Prism Fund Inc.	Shareholder Letter

June 30, 2022 (Unaudited)

Dear Shareholders,

Thank you for being an investor in the YieldStreet Prism Fund Inc. (the "Fund"). It is my privilege, on behalf of Yieldstreet Management, the Adviser to the Fund, to address you, our shareholders.

Below you’ll find the semi-annual report, which covers the six-month period ended June 30, 2022.

Fund Performance

For the six-month period ended June 30, 2022, the Fund returned 0.30%, compared to the -10.51% return of the Bloomberg Barclays US Aggregate Index and -13.68% return of the S&P US High Yield Index a widely used proxy for fixed income performance.

The Fund is not managed to any specific benchmark and the indices listed above are for reference purposes only.

Portfolio Activity & Positioning

During the year, the Fund added positions in over 10 investments, which primarily resulted in increased exposure to private credit and a marginal reduction in exposure to real estate. The Adviser is looking to opportunistically deploy additional capital in an effort to take advantage of potential market dislocations.

Fund Update

During the year, the Fund saw assets under management grow from $97.8M to $113M, primarily driven by new investments. The Fund has attracted 9,000 shareholders to date.

Additionally, during the year, the Fund completed two tender offers that provided shareholders liquidity and two quarterly distributions of $0.20 per share to shareholders. In recent periods, the quarterly distribution has consisted both of current income and a return of principal. For the three months ended June 30, 2022, the distribution comprised of a return of current income only.

A Multi-Asset Class Approach

By using a multi-asset strategy, the Fund combines different types of assets, such as bonds, real estate or cash to create a more nimble and broadly diversified portfolio.1 Through a single allocation in the Fund, investors gain immediate exposure to multiple alternative asset classes. In addition, by investing in the Fund, investors have the potential to minimize the volatility of their portfolio.

As of June 30, 2022, the Fund held investments in over seven different asset classes: Art, Corporates, Commercial, Consumer, Legal, Real Estate, and Structured Notes.

Semi-Annual Report | June 30, 2022	1

YieldStreet Prism Fund Inc.	Shareholder Letter

June 30, 2022 (Unaudited)

Investment Strategy

As the Fund is a novel investment product on the platform of Yieldstreet, which is managed by the Adviser, many of our Prism Fund investors may wonder about the Fund’s investment strategy. Here, we take a look at the Fund’s objectives, management, lifecycle, and the types of investments that will be included.

What is the objective of the Fund?

By employing a multi-asset strategy, the fund invests in a broad range of asset classes, as described below, in order to achieve a highly diversified portfolio. he Fund may also target, on an opportunistic basis, certain investments that may be more liquid in nature than the primary portion of its portfolio. While not a principal investment strategy, the Adviser may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for the Fund.

How is the Fund managed?

The Adviser brings a distinct investment management strategy. We source what we believe to be attractive private credit investments, evaluate them, and then invest in them on behalf of the Fund. The Adviser’s senior investment professionals have over 80 collective years of experience.

Under our management, the Fund will invest across different asset classes, such as Legal Finance, Commercial and Residential Real Estate, Marine Finance, and Art Finance, as well as opportunities in a range of commercial and consumer spaces, and other alternative asset classes on which Yieldstreet, the Adviser, focuses such as structured notes.

The Fund invests in credit investments that are generally either negotiated on a bespoke basis or purchased pursuant to a limited syndication arrangement.

The Adviser works to ensure that the Fund complies with functional constraints and regulatory requirements.

2	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Shareholder Letter

June 30, 2022 (Unaudited)

We appreciate your participation in the Prism Fund and value your continuing support.

Sincerely,

YieldStreet Officers2

Michael Weisz

President and Chief Investment Officer, YieldStreet Management, LLC and Director

Milind Mehere

Chief Executive Officer, Yieldstreet Management, LLC and Director

YieldStreet Board of Directors

John C. Siciliano

Chairman and Independent Director

William M. Riegel

Independent Director

James Jessee

Independent Director

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

[1]	The Yieldstreet Prism Fund is a non-diversified closed-end fund for purposes of the Investment Company Act of 1940, as amended (“40 Act”), and is therefore not a 40 Act “diversified” product.

[2]	This letter is provided by the Officers of the Fund.

Semi-Annual Report | June 30, 2022	3

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2022 (Unaudited)

Average Annual Total Returns (as of June 30, 2022)
	1 Month	Quarter	6 Month	1 Year	Since Inception*
YieldStreet Prism Fund Inc. – NAV	-0.22%	-0.75%	0.30%	2.59%	4.50%
Bloomberg Barclays US Aggregate Index**	-1.57%	-4.69%	-10.35%	-10.35%	-10.29%
S&P US High Yield Index**	-6.17%	-9.39%	-13.76%	-13.76%	-12.45%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetprismfund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg Barclays US Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk use official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P US High Yield Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Indices are unmanaged and unlike the Fund, it is not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

4	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Fund Overview
June 30, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of June 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

Invictus Real Estate Partners	7.16%
Urban Standard Capital, LLC	5.96%
Raistone Purchasing, LLC	5.50%
Raistone Purchasing, LLC	4.56%
Cottonwood Management, LLC	4.53%
Exotic Car Leasing, LLC	4.51%
Ostillo Delaware, LLC	4.14%
9RPJ1 Partners, LP	3.86%
NCP SPV Unitranche, LLC	3.82%
Luther Appliance & Furniture Sales
Acquisition, LLC	3.81%
Top Ten Holdings	47.85%

Portfolio Composition (as a % of Net Assets)*
First-Lien Senior Secured Term Loans	49.88%
Unsecured Debt	16.07%
Preferred Equity	10.33%
Money Market Mutual Funds	8.61%
Second-Lien Senior Secured Term Loans	7.63%
Equity	2.40%
Cash & Equivalents	5.08%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | June 30, 2022	5

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2022 (Unaudited)

NON-AFFILIATED INVESTMENTS	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
EQUITY - 2.40%(b)(c)(f)
Residential Real Estate - 2.40%
Urban Standard Capital, LLC	N/A	N/A	N/A	$2,651,058	$2,651,058
Total Residential Real Estate					2,651,058

Total Equity (Cost $2,651,058)					2,651,058
UNSECURED DEBT - 16.07%
Supply Chain Finance - 16.07%(f)
Raistone Purchasing, LLC(n)	N/A	N/A	09/21/2022	6,199,127	6,066,838
Raistone Purchasing, LLC(n)	N/A	N/A	11/02/2022	5,190,812	5,030,125
Raistone Purchasing, LLC(n)	N/A	N/A	10/05/2022	4,167,204	4,066,967
Raistone Purchasing, LLC(n)	N/A	N/A	12/07/2022	2,305,625	2,205,539
Raistone Purchasing, LLC(m)	N/A	N/A	12/23/2022	186,650	185,477
Raistone Purchasing, LLC(m)	N/A	N/A	12/23/2022	112,461	111,306
Raistone Purchasing, LLC(m)	N/A	N/A	12/23/2022	40,062	39,599
Raistone Purchasing, LLC(m)	N/A	N/A	12/23/2022	20,164	20,130
Total Unsecured Debt (Cost$17,725,981)					17,725,981

FIRST-LIEN SENIOR SECURED TERM LOANS - 49.88%(c)
Art - 4.14%(d)
Ostillo Delaware, LLC	8.25%	3M US L + 6.50% , (1.75% Floor)	03/17/2023	4,570,000	4,570,000
Total Art					4,570,000

Auto - 7.23%
Insurance - 2.72%
Everberg Capital, LLC	9.50%	1M US L + 8.50% , (1.00% Floor)	05/23/2028	3,000,000	3,000,000
Non-Prime - 4.51%
Exotic Car Leasing, LLC(e)	9.75%	N/A	07/31/2023	4,977,000	4,977,000
Total Auto					7,977,000

Commercial - 1.01%
Equipment Lease - 0.48%(g)(h)
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)	10.00%	N/A	07/15/2023	538,730	538,730
Single-Family Home - 0.53%(e)
ARH Models, LLC	8.49%	N/A	06/23/2024	581,113	581,113
Total Commercial					1,119,843

See Notes to Financial Statements.

6	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2022 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
Commercial Real Estate - 17.35%
Bridge - 3.63%(f)(i)
Invictus Real Estate Partners	19.33%	1M US L + 16.40% Cash 2.68% PIK (0.25% Floor)	11/08/2022	$4,000,000	$4,000,000
Hotel - 11.00%
BIH Owner, LLC(i)		7.00% Cash +
	10.50%	3.50% PIK	08/31/2022	4,131,823	4,131,823
Cottonwood Management, LLC(f)	10.00%	10.00%	02/07/2025	5,000,000	5,000,000
Rupal Corporation(i)(o)		7.99% Cash +
	8.99%	1.00% PIK	09/01/2022	3,000,000	3,000,000
Land - 2.72%
iBorrow REIT, L.P.(f)	8.49%	N/A	12/07/2022	3,000,000	3,000,000
Total Commercial Real Estate					19,131,823
Marine - 7.03%
Chemical Tankers - 7.03%(f)
Lomar Shipping Limited	9.25%	N/A	01/31/2024	4,022,000	4,022,000
Lomar Shipping Limited	9.25%	N/A	01/31/2024	3,730,000	3,730,000
Total Marine					7,752,000

Residential Real Estate - 13.12%(f)
Condominium Inventory - 13.12%
Invictus Real Estate Partners	13.23%	1M SOFR + 13.13% , (0.10% Floor)	03/24/2024	7,895,951	7,895,951
Urban Standard Capital, LLC		1D Prime Rate
	10.00%	+ 5.25%	02/01/2024	6,709,309	6,569,675

Total Residential Real Estate					14,465,626

Total First-Lien Senior Secured Term Loans (Cost $55,155,927)					55,016,292

PREFERRED EQUITY - 6.44%(c)(f)
Legal - 6.44%
Insurance - 6.44%
9RPJ1 Partners, LP(b)(e)	N/A	N/A	N/A	4,556,424	4,252,686
BWA20C(b)	N/A	N/A	N/A	3,300,000	2,846,085
Total Legal					7,098,771

Total Preferred Equity (Cost $6,962,546)					7,098,771

SECOND-LIEN SENIOR SECURED TERM LOANS - 7.63%(c)
Consumer - 7.63%
Cash-Collateralized - 3.82%(f)(j)
NCP SPV Unitranche, LLC	13.00%	N/A	11/30/2023	4,214,632	4,214,632

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2022	7

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2022 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
Purchase Finance - 3.81%(e)(k)
Luther Appliance & Furniture Sales Acquisition, LLC	12.00%	N/A	10/30/2023	$4,200,000	$4,200,000
Total Consumer					8,414,632

Total Second-Lien Senior Secured Term Loans (Cost $8,414,632)					8,414,632

STRUCTURED NOTES - 5.83%(c)(p)
Bank of Montreal, Block Inc.	12.40%	N/A	12/29/2023	500,000	220,750
Bank of Montreal, Roku	17.20%	N/A	12/29/2023	500,000	237,950
Credit Suisse, Las Vegas Sands Corp.	11.00%	N/A	07/31/2023	500,000	392,150
Credit Suisse, Lyondell Basell Industries N.V.	10.50%	N/A	07/31/2023	500,000	460,000
Credit Suisse, Paycom Software, Inc.	12.40%	N/A	12/29/2023	500,000	381,650
Credit Suisse, Zillow Group, Inc.	11.50%	N/A	11/02/2023	500,000	175,100
Goldman Sachs, Citigroup	10.25%	N/A	05/04/2023	500,000	342,050
Goldman Sachs, Facebook, Inc.	10.00%	N/A	09/25/2023	500,000	243,150
Goldman Sachs, FedEx Corporation	11.00%	N/A	05/04/2023	500,000	429,450
Goldman Sachs, Micron	12.30%	N/A	05/04/2023	500,000	371,300
Goldman Sachs, The Walt Disney Company	9.00%	N/A	05/04/2023	500,000	261,050
JPMorgan, Generac Holdings, Inc.	13.25%	N/A	12/29/2023	500,000	343,200
Royal Bank of Canada, General Motors	9.75%	N/A	06/02/2023	500,000	302,950
Royal Bank of Canada, United Rentals, Inc.	11.00%	N/A	06/19/2023	650,000	550,940
The Toronto-Dominion Bank, CrowdStrike Holdings, Inc.	12.85%	N/A	09/25/2023	500,000	368,450
The Toronto-Dominion Bank, Fortinet, Inc.	13.27%	N/A	12/29/2023	500,000	440,250
The Toronto-Dominion Bank, Western Digital Corporation	12.65%	N/A	06/19/2023	650,000	443,820
UBS AG, Dow, Inc.	13.25%	N/A	09/25/2023	500,000	460,700

Total Structured Notes (Cost $9,300,000)					6,424,910

Total Non-Affiliated Investments (Cost $100,210,144)					97,331,645

AFFILIATED INVESTMENTS, PREFERRED EQUITY - 3.89%(c)(f)
Residential Real Estate - 3.89%
Multi-family - 3.89%
YS PE REQ I, LLC(b)	N/A	N/A	N/A	2,000,000	2,130,865

See Notes to Financial Statements.
8	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2022 (Unaudited)

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
YS PP REQ II, LLC(b)	N/A	N/A	N/A	$2,000,000	$2,157,798
Total Residential Real Estate					4,288,663

Total Affiliated Investments, Preferred Equity (Cost $4,000,000)					4,288,663

	7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 8.61%(l)
SEI Government Fund, Class F	0.04%	9,499,199	$9,499,199
Total Money Market Mutual Funds
(Cost $9,499,199)			9,499,199

Total Investments - 100.75% (Cost $113,709,344)			$111,119,506
Liabilities in Excess of Other Assets - (0.75)%			(827,954)
Net Assets - 100.00%			$110,291,552

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D Prime Rate - 1 Day Prime Rate as of June 30, 2022 was 4.75%

1M US SOFR- 1 Month SOFR as of June 30, 2022 was 1.09%

1M US L - 1 Month LIBOR as of June 30, 2022 was 1.79%

3M US L - 3 Month LIBOR as of June 30, 2022 was 2.29%

(a)	Floating or variable rate investment. The rate in effect as of June 30, 2022 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.

(b)	Non-income producing security.

(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 3).

(d)	In 2020 the Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.8 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).

(e)	These investments have an unfunded commitment as of June 30, 2022 (See Note 11).

(f)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933 (See Note 3).

(g)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	9

YieldStreet Prism Fund Inc.	Schedule of Investments
June 30, 2022 (Unaudited)

(h)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance ("ABF").
(i)	Paid in kind security which may pay interest in additional par.
(j)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(k)	This investment comprises of a 2% management fee and 10% interest rate.
(l)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website; ticker 783965593.
(m)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 12% rate per annum.
(n)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 9.5% rate per annum.
(o)	The payment in kind on this security is a deferred interest rate where the PIK interest is being accounted for as accrued interest receivable within the Statement of Assets and Liabilities.

(p)	Contingent interest payment with respect to a review date only if the closing price of one share of the reference stock on that review date is greater than or equal to the interest barrier. If the closing price of one share of the reference stock on that review date is less than the interest barrier, no contingent interest payment will be made with respect to that review date. Accordingly, if the closing price of one share of the reference stock on each review date is less than the interest barrier, investors will not receive any interest payments over the term of the notes.

Below is a summary of the fund transactions with its affiliates during the period ended June 30, 2022:

Preferred Equity, Affiliated Investments

Name of Issuer	Fair Value at December 31, 2021	Purchases	Sales	Net Change in Unrealized Gains (Losses)	Fair Value at June 30, 2022	Net Realized Gains (Losses)	Dividend Income
YS PE REQ I, LLC	$2,000,000	$–	$–	$130,865	$2,130,865	$–	$91,357
YS PE REQ II, LLC	2,000,000	–	–	157,798	2,157,798	–	90,653
	$4,000,000	$–	$–	$288,663	$4,288,663	$–	$182,010

See Notes to Financial Statements.

10	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Statement of Assets and Liabilities
June 30, 2022 (Unaudited)

ASSETS:
Investments, at value - non-affiliated (Cost $109,709,344)	$106,830,843
Investments, at value - affiliated (Cost $4,000,000)	4,288,663
Cash and Restricted Cash (Note 2)	227,967
Interest receivable	513,181
Receivable due from Adviser (Note 5)	1,128,065
Prepaid expenses and other assets	39,571
Total Assets	113,028,290

LIABILITIES:
Tax expense payable	1,128,065
Accrued professional fees	254,512
Prepaid loan interest	227,967
Accrued administration fees (Note 5)	215,738
Accrued transfer agent fees	146,131
Accrued compliance officer fees	60,917
Payable due to Adviser (Note 5)	34,097
Payable for investment securities purchased	12,016
Accrued custodian fees	10,228
Other payables and accrued expenses	647,067
Total Liabilities	2,736,738
Net Assets	$110,291,552

COMPOSITION OF NET ASSETS:
Paid-in capital	$116,752,211
Total distributable earnings	(6,460,659)
Net Assets	$110,291,552

Common shares of beneficial interest outstanding, at $0.001 par value	11,879,327
Net Asset Value per Common Share	$9.28

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	11

YieldStreet Prism Fund Inc.	Statement of Operations

For the Six Months June 30, 2022 (Unaudited)

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$3,904,308
Dividends	8,410
Other income (Note 2)	137,068
Affiliated Investments:
Dividends	182,010
Total Investment Income	4,231,796

EXPENSES:
Investment advisory fees (Note 5)	431,475
Fund administration fees (Note 5)	307,758
Professional fees	120,579
Directors fees and expenses (Note 4)	66,931
Transfer agent fees	66,425
Compliance officer fees	27,242
Custodian fees	12,507
Other expenses	90,895
Total Expenses Before Waivers	1,123,812
Fees Waived or Reimbursed by the Administrator	(473,515)
Net Expenses	650,297
Net Investment Income	3,581,499

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(1,261,562)
Change in unrealized appreciation/(depreciation) on:
Investment securities	(1,868,148)
Net Realized and Unrealized Loss on Investments	(3,129,710)
Net Increase in Net Assets from Operations	$451,789

See Notes to Financial Statements.

12	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
OPERATIONS:
Net investment income	$3,581,499	$5,187,940
Net realized loss	(1,261,562)	(10,815)
Change in unrealized appreciation/(depreciation)	(1,868,148)	(1,204,584)
Net Increase in Net Assets from Operations	451,789	3,972,541

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,783,435)	(5,384,460)
From tax return of capital	(701,887)	(769,792)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(4,485,322)	(6,154,252)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	25,857,078	56,848,089
Net asset value of common shares issued to shareholders from reinvestment of dividends	3,045,387	3,937,544
Cost of shares redeemed from common shares	(10,064,816)	(7,916,969)
Net Increase from Capital Share Transactions	18,837,649	52,868,664
Net Increase in Net Assets	14,804,116	50,686,953

NET ASSETS:
Beginning of period	$95,487,436	$44,800,483
End of period	$110,291,552	$95,487,436

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	13

YieldStreet Prism Fund Inc.	Statement of Cash Flows

For the Six Months June 30, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$451,789
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(55,836,471)
Proceeds from disposition of investment securities	24,109,633
Discounts accreted/premiums amortized	(268,902)
Amortization of loan origination fees	(130,798)
Net realized loss on:
Investment securities	1,261,189
Net change in unrealized appreciation/(depreciation) on:
Investment securities	2,378,428
Net purchase of short-term investment securities	8,429,928
(Increase)/Decrease in assets:
Receivable for investment securities sold	4,500,000
Interest receivable	642,391
Receivable due from Advisor	58,866
Prepaid expenses and other assets	47,454
Increase/(Decrease) in liabilities:
Accrued administration fees	116,925
Accrued transfer agent fees	66,425
Accrued professional fees	34,670
Accrued compliance officer fees	27,242
Accrued prepaid loan interest	15,774
Payable for investment securities purchased	12,016
Payable due to Adviser	2,689
Accrued custodian fees	(8,082)
Other payables and accrued expenses	179,397
Net Cash Used in Operating Activities	(14,419,342)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	25,857,078
Cost of shares redeemed - common shares	(10,064,816)
Distributions paid - common shareholders	(1,439,935)
Net Cash Provided by Financing Activities	14,352,327

Net Decrease in Cash and Restricted Cash	(67,015)
Cash and Restricted Cash, beginning balance	294,982
Cash and Restricted Cash, ending balance	$227,967

See Notes to Financial Statements.

14	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Statement of Cash Flows

For the Six Months June 30, 2022 (Unaudited)

Non-cash activity:
Reinvestment of distributions	$3,045,387
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$82,790
Restricted Cash	$212,192

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$–
Restricted Cash	$227,967
Cash and Restricted Cash, ending balance	$227,967

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2022	15

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 1. ORGANIZATION

YieldStreet Prism Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company and accounting reporting guidance of the Financial Statement Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and the global outbreak of a novel coronavirus ("COVID-19"), and any other parameters used in determining these estimates could cause actual results to differ materially.

The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions are creating disruption in global supply chains, and adversely impacting many industries.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

The Fund believes the estimates and assumptions underlying the financial statements are reasonable and supportable based on the information available as of June 30, 2022, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Fund's business in particular, makes any estimates and assumptions as of June 30, 2022 inherently less certain than they would be absent the current and potential impacts of COVID-19, including judgments about the financial markets and economic conditions which may change over time.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high- quality, short-term debt securities would qualify as cash equivalents.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

The Fund held cash of $227,967 as of June 30, 2022 related to reserve requirements per certain loan agreements. The reserves are held in interest bearing accounts and are considered loan cash collateral balances.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | June 30, 2022	17

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. Money market fund investments are valued at the reported net asset value per share. In addition, the Fund utilizes broker quotes to value its structured notes. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with investments initially valued by the Internal Valuation Group of the Adviser.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.

3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.

4.	The Audit Committee of the Board of Directors reviews the valuations of our Adviser and the valuations prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5.	The Board of Directors discusses valuations and determines in good faith the fair value of such investments based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the six months ended June 30, 2022, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

Semi-Annual Report | June 30, 2022	19

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period-end are reflected as liabilities and assets, respectively, in the Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Statement of Operations are recorded on a trade-date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders; therefore, the Fund has made no provision for income taxes. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely- than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of June 30, 2022, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2019 remains subject to examination by the Internal Revenue Service.

Semi-Annual Report | June 30, 2022	21

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Recent Accounting Standards: In March 2020, the FASB issued Accounting Standards Update “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU 020- 04), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered based reference rates at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through June 30, 2022. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

NOTE 3. INVESTMENTS:

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of June 30, 2022 according to the fair value hierarchy:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity	$–	$–	$2,651,058	$2,651,058
First-Lien Senior Secured Term Loans	–	–	55,016,292	55,016,292
Unsecured Debt	–	–	17,725,981	17,725,981
Preferred Equity	–	–	11,387,434	11,387,434
Second-Lien Senior Secured Term Loans	–	–	8,414,632	8,414,632
Structured Notes	–	–	6,424,910	6,424,910
Money Market Mutual Funds	9,499,199	–	–	9,499,199
Total	$9,499,199	$–	$101,620,307	$111,119,506

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	First Lien Senior Secured Term Loans	Unsecured Debt	Preferred Equity	Second Lien Senior Secured Term Loans	Structured Notes	Equity	Total
Balance as of
December 31, 2021	$28,647,746	$708,989	$10,420,762	$9,248,354	$9,208,838	$2,651,058	$60,885,747
Accrued discount/ premium	–	312,982	–	–	–	–	312,982
Realized Gain/(Loss)	–	–	–	–	–	–	–
Return of Capital	–	–	–	–	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(139,636)	–	(438,670)	–	(2,283,928)	–	(2,862,234)
Purchases	34,284,625	17,057,466	1,405,342	2,869,406	–	–	55,616,839
Sales Proceeds and Paydowns	(7,776,443)	(353,456)	–	(3,703,128)	(500,000)	–	(12,333,027)
Transfer into Level 3	–	–	–	–	–	–	–
Transfer out of Level 3	–	–	–	–	–	–	–
Balance as of June 30, 2022	$55,016,292	$17,725,981	$11,387,434	$8,414,632	$6,424,910	$2,651,058	$101,620,307
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at June 30, 2022	$(139,635)	$–	$(438,670)	$–	$(2,283,928)	$–	$(2,862,233)

Semi-Annual Report | June 30, 2022	23

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of June 30, 2022. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average(1)
Senior Secured First Lien Term Loan	$52,016,292	Yield Analysis	IRR	8.69%-21.71%	12.01%
First Lien Senior Secured Term Loan	3,000,000	Recent Transaction	N/A	N/A	N/A
Senior Secured Second Lien Term Loan	8,414,632	Yield Analysis	IRR	12.87%-14.01%	13.44%
Unsecured Debt	7,235,664	Recent Transaction	N/A	N/A	N/A
Unsecured Debt	10,490,317	Yield Analysis	IRR	10.07%-11.97%	10.13%
Preferred Equity	4,288,663	Yield Analysis	IRR	17.62%-18.40%	18.01%
Equity	9,749,829	Yield Analysis	IRR	12.20%-16.38%	15.24%
Structured Notes	6,424,910	Market Approach	Comparable Multiple	$35.02- $92.14	$73.15
	$101,620,307

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

The Fund utilized the yield analysis, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the six months ended June 30, 2022, were as follows:

Cost of Investments Purchased	$55,836,471
Proceeds from Investments Sold	$24,109,633

Restricted Securities: As of June 30, 2022, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of June 30, 2022, were as follows:

Name of Issuer	% of Net Assets	Acquisition Date	Par Shares	Cost	FMV
BWA20	2.58%	6/17/2020	3,300,000	$2,791,469	$2,846,085
iBorrow REIT, L.P.	2.72%	9/8/2021	3,000,000	$3,000,000	$3,000,000
NCP SPV Unitranche, LLC	3.82%	11/30/2020	4,214,632	$4,214,632	$4,214,632
YS PE REQ I LLC	1.93%	1/7/2021	2,000,000	$2,000,000	$2,130,865
YS PE REQ II LLC	1.96%	2/2/2021	2,000,000	$2,000,000	$2,157,798
Urban Standard Capital	2.40%	9/8/2021	2,651,058	$2,651,058	$2,651,058
9RPJ1 Partners, LP	3.86%	1/8/2021	4,556,424	$4,171,077	$4,252,686
Raistone Purchasing, LLC	0.17%	5/20/2021	186,650	$185,477	$185,477
Raistone Purchasing, LLC	0.10%	5/20/2021	112,461	$111,306	$111,306
Raistone Purchasing, LLC	0.03%	5/20/2021	40,062	$39,599	$39,599
Raistone Purchasing, LLC	0.02%	5/20/2021	20,164	$20,130	$20,130
Invictus Real Estate Partners	3.63%	12/10/2021	4,000,000	$4,000,000	$4,000,000
Invictus Real Estate Partners	7.16%	3/25/2022	7,895,951	$7,895,951	$7,895,951
Raistone Purchasing, LLC	5.50%	3/25/2022	6,199,127	$6,066,838	$6,066,838
Raistone Purchasing, LLC	3.69%	4/7/2022	4,167,204	$4,066,967	$4,066,967
Raistone Purchasing, LLC	4.56%	5/5/2022	5,190,812	$5,030,125	$5,030,125
Raistone Purchasing, LLC	2.00%	6/9/2022	2,305,625	$2,205,539	$2,205,539
Cottonwood Management, LLC	4.53%	3/30/2022	5,000,000	$5,000,000	$5,000,000
Urban Standard Capital	5.96%	3/11/2022	6,709,309	$6,709,309	$6,569,675
Lomar Shipping Limited	3.38%	2/17/2022	3,730,000	$3,730,000	$3,730,000
Lomar Shipping Limited	3.65%	2/17/2022	4,022,000	$4,022,000	$4,022,000
Everberg Capital, LLC	2.72%	5/23/2022	3,000,000	$3,000,000	$3,000,000
	66.37%			$72,911,477	$73,196,731

Semi-Annual Report | June 30, 2022	25

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the six months ended June 30, 2022, $66,931 was paid to the Independent Directors of the Fund, which is included within the Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $431,475 for Investment Advisory fees in the Statement of Operations during the six months ended June 30, 2022.

Due to Adviser: As of June 30, 2022, the Fund owed the Advisor $34,096 for investment advisory fees.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Adviser for the fees, costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Adviser for any fees, costs and expenses incurred by such affiliate on behalf of the Adviser in connection with the Adviser’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement. The aggregate amount of fees, costs and expenses, including investment organizational and offering expenses, that may be paid by the Fund to the Adviser pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized, the "Reimbursement Cap") of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non- administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

26	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the Administration Agreement, the Adviser reimbursed fund expenses exceeding the Reimbursement Cap totaling $473,515, of which $473,515 is subject to recoupment by the Advisor through 2025. Since inception, the Advisor reimbursed fund expenses exceeding the Reimbursement Cap totaling $5,832,771, of which $4,704,706 is subject to recoupment by the Advisor through 2025.

As of June 30, 2022, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Adviser, on a monthly basis. The Fund will reimburse the Adviser for certain out- of-pocket expenses incurred on behalf of the Fund.

Receivable Due from Adviser: In 2021, the Fund was unable to satisfy the requirement that a RIC must derive at least 90% of its annual gross income from “qualifying income.” As a result, the Fund expects to qualify as a RIC for U.S. federal income tax purposes for our 2021 fiscal year pursuant to Internal Revenue Code Section 851(i). Consequently, the Fund expects to be required to pay taxes on the income generated from the Fund's ownership percentage in the non-qualifying assets held in 2021. The Adviser is expected to reimburse the Fund for any such taxes due, which is approximately $1,128,065.

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of June 30, 2022, the Fund held 13.3% and 59.7% ownership in such investments with a total market value of $4,288,663.

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

Semi-Annual Report | June 30, 2022	27

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetprismfund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Transactions in shares of common stock were as follows during the six months ended June 30, 2022:

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Common Shares outstanding - beginning of period	9,899,081	4,522,782
Common Shares issued in connection with the at-the-market offering	2,715,256	5,779,959

Common Shares issued as reinvestment dividends	324,080	406,644
Less Shares Redeemed	(1,059,090)	(810,304)
Common Shares outstanding - end of period	11,879,327	9,899,081

28	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 7. REPURCHASE PROGRAM

Beginning with the first calendar quarter following the one year anniversary of the Fund’s Initial Closing, which occurred on March 9, 2020, and on a quarterly basis thereafter, the Fund intends to offer to repurchase shares on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase. During the six months ended June 30, 2022, the Fund repurchased $10,064,816 of securities through the completion of two tender offers that provided shareholders liquidity and distribution of a portion of their principal.

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the period ended December 31, 2021 and the six months ended June 30, 2022. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

Ex Date	Record Date	Payable Date	Dividend Amount per Share	Total Distribution
03/11/2021	03/10/2021	03/17/2021	$0.200	$1,132,358
06/10/2021	06/09/2021	06/16/2021	$0.200	$1,445,056
09/09/2021	09/08/2021	09/15/2021	$0.200	$1,671,548
12/09/2021	12/08/2021	12/15/2021	$0.200	$1,905,290
				$6,154,252

Ex Date	Record Date	Payable Date	Dividend Amount per Share	Total Distribution
02/14/2022	02/15/2022	02/22/2022	$0.200	$2,166,987
06/15/2022	06/16/2022	06/23/2022	$0.200	$2,318,325
				$4,485,322

Semi-Annual Report | June 30, 2022	29

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during the periods ended June 30, 2022 and December 31, 2021 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. INCOME TAXES

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2021, was as follows:

2021

Distributions Paid From:
Ordinary income	$5,384,460
Long-term capital gain	–
Return of capital	769,792
Total	$6,154,252

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2022, were as follows:

Cost of investments for income tax purposes	$106,729,614
Gross appreciation (excess of value over tax cost)	$7,201,535
Gross depreciation (excess of tax cost over value)	(2,734,643)
Net unrealized appreciation	$4,466,892

The differences between book-basis and tax-basis are primarily due to the Fund's limited partner interests in investments in preferred equity which are presented on the Schedule of Investments.

NOTE 10. RISKS FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Concentration Risk: To the extent that Fund or the index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Semi-Annual Report | June 30, 2022	31

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Money Market Fund Risk: The Funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

Prepayment and Extension Risk: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

Libor Transition Risk: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced plans to cease publication of LIBOR on June 30, 2022 for only the one week and two month LIBOR tenors, and on June 30, 2023 for all other LIBOR tenors. While this announcement extends the transition period to June 2023, the United States Federal Reserve has issued a statement advising banks to stop new LIBOR issuances by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR's regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

32	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

COVID-19 Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest). COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund's performance, portfolio liquidity, ability to pay distributions and make future share repurchases.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Semi-Annual Report | June 30, 2022	33

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At June 30, 2022, the Fund had unfunded commitments shown below:

Investment	Unfunded Commitments as of June 30, 2022
Luther Appliance & Furniture Sales, LLC	$800,000
9RPJ1 Partners, LP	2,443,576
Exotic Car Leasing, LLC	23,000
ARH Models, LLC	1,549,903

34	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

NOTE 12. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the six months ended June 30, 2022.

	For the Six Months Ended June 30, 2022 (Unaudited)		For the Year Ended December 31, 2021		For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$9.65		$9.91		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment	0.32		0.70		0.28
Net realized and unrealized gain/(loss) on investments	(0.29)		(0.16)		0.16
Total Income from Investment Operations	0.03		0.54		0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.34)		(0.70)		(0.25)
From tax return of capital	(0.06)		(0.10)		(0.28)
Total Distributions to Common Shareholders	(0.40)		(0.80)		(0.53)

Net asset value per common share - end of period	$9.28		$9.65		$9.91

Total Investment Return - Net Asset Value(b)	0.30%		5.66%		4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$110,292		$95,487		$44,800
Ratio of expenses excluding waivers to average net assets	2.11	%(c)	4.69	%(c)	12.43	%(c)
Ratio of expenses including waivers to average net assets	1.22	%(d)	1.25	%(d)	0.72	%(d)
Ratio of net investment income to average net assets	7.68	%(d)	7.10%		3.45	%(d)
Portfolio turnover rate	27	%(e)	46%		12	%(e)

Semi-Annual Report | June 30, 2022	35

YieldStreet Prism Fund Inc.	Notes to Financial Statements

June 30, 2022 (Unaudited)

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.

(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.

(d)	Annualized.

(e)	Not annualized.

NOTE 13. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

The war in Ukraine and related events take place at a time of significant global economic uncertainty and volatility, and the effects are likely to interact with and exacerbate the effects of current market conditions. The Investment Manager determined there were no material impacts to the Fund to be reported as of June 30, 2022.

36	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Additional Information

June 30, 2022 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetprismfund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

Semi-Annual Report | June 30, 2022	37

YieldStreet Prism Fund Inc.	Privacy Policy

June 30, 2022 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Prism Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The privacy policy of YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at yieldstreetprismfund.com/#privacy-policy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

38	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy

June 30, 2022 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund’s distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund’s distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund’s distribution reinvestment plan will have the same voting rights as the Fund’s shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund’s distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund’s distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund’s reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

•	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

Semi-Annual Report | June 30, 2022	39

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy

June 30, 2022 (Unaudited)

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

•	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

40	www.yieldstreetprismfund.com

YieldStreet
Prism Fund Inc.

Copyright © YieldStreet Prism Fund Inc. 2022 All Rights Reserved.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Milind Mehere, Chief Executive Officer, Michael Weisz, President and Chief Investment Officer, Rebecca Fine, Managing Director of Art Finance vertical, Mitchell Rosen, Managing Director of Real Estate, Barbara Anderson, Senior Director and Head of Underwriting for Private Business Credit vertical, Stefanos Fragos, Senior Credit Officer of Marine Finance, and Sirisha Prasad, Yieldstreet’s Associate Director of Fund Management, all employees of Yieldstreet Inc., are primarily responsible for the day-to-day management of the Registrant’s investment portfolio. Those investment professionals are referred to collectively as the “Senior Investment Professionals.” All final investment decisions must be approved by Mr. Weisz, who is considered to be the portfolio manager.

(a)(1) The following table provides biographical information about the Portfolio Manager as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Michael Weisz	Director, President since October 2019

Since 2015, Mr. Weisz has served as President and Chief Investment Officer of YieldStreet Management, LLC and as the President of Yieldstreet Inc. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance.

Sirisha Prasad	Associate Director since July 2022

Since July 2022, Ms. Prasad has served as Associate Director of YieldStreet Management, LLC. From July 2021 through May 2022, Ms. Prasad served as Senior Associate of ICONIQ Capital. Ms. Prasad also served as Vice President, Outsourced Chief Investment Officer of from December 2020 – July 2021, Associate Vice President, Outsourced Chief Investment Officer from January 2018 – December 2020 and Associate Capital Markets from June 2016 – January 2018 at Morgan Stanley.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of September 7, 2022:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Michael Weisz
Other Pooled Investment Vehicles	158(1)	$1.1 Billion	—	—
Other Accounts	—	—	—	—
Registered Investment Companies	1	$117 Million	—	—

Sirisha Prasad
Other Pooled Investment Vehicles	158 (1)	$1.1 Billion	—	—
Other Accounts	—	—	—	—
Registered Investment Companies	1	$117 Million	—	—

(1)	Includes YS ALTNOTES I LLC and YS ALTNOTES II LLC, each a Delaware limited liability company, which issue series of notes on an ongoing basis to investors, each as one pooled investment vehicle.
(2)	Includes AUM of $19M as of June 30, 2022 for YS RE RAF I LLC.

Portfolio Manager’s Material Conflicts of Interest

Mr. Weisz and Ms. Prasad may serve as an officer, director, or principal of entities that operate in the same or related lines of business as investment funds managed by Yieldstreet Management, LLC (the “Adviser”) or their affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to the Fund. In addition, although other investment funds managed by the Adviser may have different primary investment objectives than the Fund, they may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser is not restricted from raising an investment fund with investment objectives similar to the Fund.

As a result of the arrangements described above, there may be times when the portfolio managers may have interests that differ from those of the Fund’s stockholders, giving rise to a conflict of interest.

(a)(3) Compensation Overview of Investment Professionals Employed by the Adviser

The discussion below describes the compensation of the portfolio manager and certain investment professionals employed by the Adviser who are expected to provide services to the Registrant.

None of the investment personnel, including the portfolio manager, receives any direct compensation from the Adviser in connection with the management of the Fund. Mr. Weisz, through his financial interests in Yieldstreet Inc., which owns 100% of the equity interests in the Adviser, is indirectly entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the investment advisory agreement among the Fund and the Adviser (the “Investment Advisory Agreement”), less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The specific form of compensation of the Adviser’s other investment professionals may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by the Adviser or its affiliates may also receive all or some combination of a salary, a bonus and equity incentive compensation.

Base Compensation

Generally, when a particular investment professional receives base compensation, it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular investment professional may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Securities Ownership of Our Portfolio Manager

The following table sets forth, as of the date of this N-CSR, the dollar range of our equity securities beneficially owned by the portfolio manager, based on the initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Michael Weisz(3)	$100,001–$500,000
Sirisha Prasad	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(3)	Reflects shares of our common stock presently held by the Adviser, which may be deemed to be beneficially owned by Mr. Weisz as a result of his control over Yieldstreet Inc.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01/2022 – 06/30/2022	1,059,090	$9.50	1,059,090	0

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by this report by or on behalf of the registrant.

(a)(4)	Not applicable to this semi-annual filing.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Prism Fund Inc.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	September 8, 2022

By (Signature and Title)	/s/ Nicole Lupo
Nicole Lupo, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	September 8, 2022